EXHIBIT 99.2


           AGREEMENT made as of June 30, 2005, by and between LEUCADIA NATIONAL CORPORATION, a New York corporation (the "Corporation"), and JOSEPH S. STEINBERG (the "Executive").

                              W I T N E S S E T H:

           WHEREAS, Executive has been serving as President of the Corporation pursuant to an Agreement, dated as of December 28, 1993, by and between the Corporation and the Executive, amended on May 5, 1999 (the "Existing Agreement"); and

           WHEREAS, the term of employment under the Existing Agreement extends through June 30, 2005; and

           WHEREAS, the Corporation desires to continue the services of Executive as its President upon expiration of the Existing Agreement for an extended period and on revised terms and Executive desires to accept such employment, for the period and upon the terms and conditions hereinafter set forth;

           NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

           1. Employment. The Corporation hereby employs Executive as President, and Executive hereby accepts such employment, upon the terms and conditions hereinafter set forth.

           2. Term. The term of employment of Executive hereunder shall be for the period commencing July 1, 2005 and ending at the close of business on June 30, 2015, unless sooner terminated in the manner hereinafter provided.

           3. Duties and Services. Executive agrees to serve the Corporation as President, consistent with past practice, and also agrees to serve such of its subsidiary and affiliated companies in that capacity as may be designated by the Corporation, faithfully, diligently and to the best of his ability, under the direction of the Board of Directors of the Corporation and of such subsidiary and affiliated companies, devoting his time, energy and skill to such employment, and to perform from time to time such executive services as the Board of Directors shall request, provided that such services shall be consistent with his position and status as President and except that Executive may devote time to his personal investments so long as the same does not interfere with the performance of his duties hereunder.

           4. Compensation. As full compensation for the services to be rendered hereunder by Executive, the Corporation agrees to pay the Executive, and Executive agrees to accept:


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                (a) A base salary for his services at the rate of $639,965 per annum, payable in accordance with the Corporation's payroll practices for executives;

                (b) Such additional compensation as may from time to time be authorized by the Board of Directors of the Corporation; and

                (c) In the event that the "Consumer Price Index, New York, Northeastern New Jersey, all items," published by the Bureau of Labor Statistics of the United States Department of Labor, shall indicate as of June 30 of any year commencing with 2007 that the average cost of living during the year then ended and any succeeding year, if any, during the period of Executive's employment hereunder shall have increased over the average cost of living during the year ending June 30, 2006, (determined on a cumulative basis), then the $639,965 base rate of compensation referred to above (as from time to time increased pursuant to this Subparagraph) shall be increased prospectively effective that July 1 to reflect a percentage increase equal to the increase in the average cost of living.

           5. Other Benefits.

                (a) Nothing contained herein shall be deemed to limit or affect the right of Executive to receive other forms of additional compensation or to participate in any retirement, disability, profit sharing, stock option, cash or stock bonus or other plan or arrangement, or in any other benefits now or hereafter provided by the Corporation or any of its subsidiary and affiliated companies for their respective employees or directors, as the case may be, in the sole discretion of the respective Board of Directors of the Corporation and such subsidiary and affiliated companies. Without limiting the foregoing, the Corporation shall provide Executive with the use of suitable cars during the term hereof. In addition, Executive shall be entitled, for so long as the Corporation has corporate-owned aircraft for business use, and subject to availability of such aircraft, to the personal use of such aircraft provided that the incremental cost to the Corporation of such personal use of corporate aircraft by the Executive does not exceed $1.5 million per year. If the Securities and Exchange Commission modifies its reporting rules in a manner that would cause the Corporation to report that the cost to the Corporation of such personal use of corporate aircraft by Executive exceeded $1.5 million in any year, the Executive agrees to negotiate in good faith with the Board of Directors with respect to a potential modification of the benefit described in the foregoing sentence.

                (b) It is contemplated that, in connection with his employment hereunder, Executive may be required to incur reasonable business, entertainment and travel expenses. The Corporation agrees to reimburse Executive in full for all reasonable and necessary business, entertainment and other related expenses, including travel expenses, incurred or expended by him incident to the performance of his duties hereunder, upon submission by Executive to the Corporation of such vouchers or expense statements satisfactorily evidencing such expenses as may be reasonably requested by the Corporation.


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                (c) It is understood and agreed by the parties hereto that during the term of Executive's employment hereunder, he shall be entitled to annual vacations (taken consecutively or in segments) the length of which shall be determined by the Corporation consistent with the effective discharge of Executive's duties and the general customs and practices of the Corporation applicable to executives of Executive's status.

6.       Insurance.

                (a) Executive agrees that the Corporation may at any time or times and for the Corporation's own benefit apply for and take out life, health, accident, and other insurance covering Executive either independently or together with others in any amount which the Corporation may deem to be in its best interests and the Corporation may maintain any existing insurance policies on the life of Executive owned by the Corporation. The Corporation shall own all rights in such insurance and in the cash value and proceeds thereof and Executive shall not have any right, title or interest therein.

                (b) The Corporation agrees to procure and maintain throughout the term of Executive's employment hereunder, at the Corporation's sole expense, term life insurance on Executive's life in the amount of One Million Dollars ($1,000,000). Such insurance shall be payable to such beneficiaries as Executive shall designate from time to time by written notice to the Corporation, or, failing such designation, to his estate.

                (c) Executive agrees to assist the Corporation at the Corporation's expense in obtaining the insurance referred to in Subparagraphs
(a) and (b) above by, among other things, submitting to the customary examinations and correctly preparing, signing and delivering such applications and other documents as reasonably may be required.

           7. Death or Disability. The term of employment of Executive shall terminate forthwith in the event of his death, or, at the option of the Corporation in the event that Executive shall fail to render and perform because of physical or mental incapacity or disability the services required of him under this Agreement either for (a) a continuous period of more than one hundred twenty (120) days or (b) an aggregate of more than one hundred eighty (180) days during any period of twelve (12) successive months. In the event of the death of Executive during the period of employment or in the event of the termination of this Agreement by the Corporation because of physical or mental disability of Executive, Executive or his personal representative, as the case may be, shall be entitled to receive the compensation specified in Subparagraphs 4(a), (b) and
(c) hereof prorated through the end of the month in which death or termination occurs. The Corporation thereafter shall be discharged and released of and from any further obligations under this Agreement except for its obligation to pay any accrued and/or vested employee benefits referred to in Paragraph 5 hereof.


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           8. Severance Allowance.

                (a) For the purposes of this Paragraph 8, the following terms shall have the following respective meanings:

                     (i) Cause - The commission by Executive of any act of gross negligence in the performance of his duties or obligations to the Corporation or any of its subsidiary or affiliated companies, or the commission by Executive of any material act of disloyalty, dishonesty or breach of trust against the Corporation or any of its subsidiary or affiliated companies.

                     (ii) Event of Involuntary Termination - Each of the following, if not agreed to in writing by Executive, shall be deemed an Event of Involuntary Termination:

                         (A) The termination of Executive's employment by
                    Corporation other than (1) for Cause or (2) pursuant to Paragraphs 2 or 7 hereof; or

                         (B) The termination by Executive of his employment with
                    the Corporation within one (1) year following:

                                   (1) the appointment or election of a person
                            other than Executive to serve as President of the Corporation, or the diminution of Executive's duties, responsibilities or powers to duties, responsibilities or powers less than those customarily exercised or held by the president of a major corporation; or

                                   (2) the occurrence of the aggregate amount of
                            compensation and other benefits to be received by Executive pursuant to Paragraphs 4 and 5 hereof for any twelve full calendar months falling below 115% of that received by Executive during the comparable preceding period; or

                                   (3) a transfer of Executive's principal place
                            of employment.

                     (iii) Initiating Event - The consolidation or merger of the Corporation with or into another corporation or other reorganization of the Corporation, any of which results in a change in control of the Corporation; the sale of all or substantially all of the assets of the Corporation (other than to a subsidiary or affiliate of the Corporation); or the acquisition, directly or indirectly, by any Person, or by any two or more Persons acting together, of beneficial ownership of more than fifty percent (50%) of the outstanding voting securities of the Corporation, including, without limitation, any such acquisition by means of a tender or exchange offer or proxy solicitation or pursuant to a judgment, decree or final order of a judicial or administrative body of competent jurisdiction.


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                     (iv) Person - An individual, partnership, joint venture,
corporation, trust, unincorporated association, other business entity or government or department, agency or instrumentality thereof (whether domestic or foreign).

                (b) Upon the occurrence of an Event of Involuntary Termination following an Initiating Event, Executive shall be entitled to receive, and the Corporation agrees to pay, an amount (the "Severance Allowance") equal to the salary Executive would have received pursuant to Subparagraphs 4(a) and (c) hereof during the period commencing upon the Event of Involuntary Termination and terminating at the close of business on June 30, 2015 (the "Severance Period"). The Severance Allowance shall be paid in the manner in which Executive's salary was paid by the Corporation immediately prior to the occurrence of the first initiating Event.

                (c) In the event Executive dies before receiving the full amount of the Severance Allowance, his personal representative shall be entitled to receive the Severance Allowance specified in Subparagraph (b) above prorated through the end of the month in which death occurs.

                (d) In addition to the Severance Allowance, the Corporation or its successors shall pay or cause to be paid to Executive an amount equal to that which Executive would have received under any pension plan of the Corporation and/or its subsidiaries or affiliates had he continued to be an active, full-time employee of the Corporation during the Severance Period and had he received during such period a salary equal to, and paid in the manner of, the Severance Allowance. Such payments shall be made at such times as Executive would have received payments under such pension plan had he continued to be an active full-time employee of the Corporation during the Severance Period.

                (e) During the Severance Period, the Corporation or its successors shall maintain, in full force and effect, term life insurance on Executive's life in accordance with the provisions of Subparagraph 5(b) hereof.

           9. Restrictive Covenants and Confidentiality; Injunctive Relief.

                (a) Executive further agrees that during the term of this Agreement, any renewals or extensions hereof, and for a period of six months following termination of his employment with the Corporation, whether pursuant to this Agreement or otherwise, Executive shall not, without the prior written approval of the Board of Directors of the Corporation, directly or indirectly, through any person, firm or corporation:


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                     (i) Solicit, raid, entice or induce any person, firm or
corporation which presently is or at any time during the term hereof shall be a client or customer of the Corporation and/or its subsidiaries or affiliates, to become a client or customer of any other person, firm or corporation, and Executive shall not approach any such person, firm or corporation for such purpose or authorize or knowingly approve the taking of such actions by any other person; or

                     (ii) Solicit, raid, entice or induce any person who presently is or at any time during the term hereof shall be an employee of the Corporation and/or its subsidiaries or affiliates to become employed by any other person, firm or corporation, and Executive shall not approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person.

                (b) Executive acknowledges that all confidential information acquired in his capacity as President shall be kept confidential by Executive at all times until such information becomes publicly known, even after termination of this Agreement.

                (c) Executive consents and agrees that if he violates any of the provisions of this Paragraph 9, the Corporation and its subsidiaries and affiliates would sustain irreparable harm and, therefore, in addition to any other remedies which the Corporation may have under this Agreement or otherwise, the Corporation shall be entitled to apply to any court of competent jurisdiction for an injunction restraining Executive or any third party from committing, continuing or participating in any such violation of this Agreement.

           10. Deductions and Withholding. Executive agrees that the Corporation and/or its subsidiaries shall withhold from any and all payments required to be made to Executive pursuant to this Agreement all Federal, state, local and/or other taxes which the Corporation determines are required to be withheld in accordance with applicable statutes and/or regulations from time to time in effect.

           11. Assignability and Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the heirs, executors, administrators, successors and legal representatives of Executive, and shall inure to the benefit of and be binding upon the Corporation and its successors, but the obligations of Executive hereunder may not be assigned to another person, firm or corporation nor may they be delegated.

           12. Complete Understanding. This Agreement constitutes the complete understanding between the parties with respect to the employment of Executive hereunder, and no statement, representation, warranty or covenant has been made by either party with respect thereto except as expressly set forth herein. This Agreement shall not be altered, modified, amended or terminated except by written instrument signed by each of the parties hereto.

           13. Severability. If any provision of this Agreement or any party hereof is invalid, unlawful or incapable of being enforced, by reason of any rule of law or public policy, all other conditions and provisions of this Agreement which can be given effect without such invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect.


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           14. Warranty. Executive warrants and represents that he is not a party to any agreement, contract or understanding, whether of employment or otherwise, which would in any way restrict or prohibit him from undertaking or performing employment in accordance with the terms and conditions of this Agreement.

           15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                          LEUCADIA NATIONAL CORPORATION



                                          By:  /s/ Thomas E. Mara
                                               ---------------------------------
                                               Name:  Thomas E. Mara
                                               Title: Executive Vice President



                                               /s/ Joseph S. Steinberg
                                               ---------------------------------
                                               JOSEPH S. STEINBERG






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